

SECOND QUARTER 2018 EARNINGS CONFERENCE CALL

COMMAND
YOUR ROAD.

August 2, 2018

FORWARD-LOOKING STATEMENT

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as “believe”, “expect“, “forecast”, “”potential“, "project", "future", "may“, "will”, and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

IMPACT OF REVENUE RECOGNITION

Three Months Ended June 30, 2018			
Consolidated Income Statement ($ M)	As Reported	Balances Without Adoption of ASC 606	Effect of Change Higher (Lower)
Sales	$ 184.0	$ 178.3	$ 5.7
Cost of products sold	157.6	152.6	5.0
Taxes	1.5	1.3	0.2
Net income	3.7	3.2	0.5
Backlog	524.1	561.2	(37.1)
Fleet Vehicles & Services	**Segment Impact**		
Sales	$ 78.4	$ 80.2	$ (1.8)
Adj EBITDA	8.4	9.0	(0.6)
Backlog	313.4	321.8	(8.4)
Emergency Response	**Segment Impact**		
Sales	$ 59.6	$ 52.1	$ 7.5
Adj EBITDA	0.2	(1.1)	1.3
Backlog	175.6	204.3	(28.7)

- Impact from adopting ASC 606 on a consolidated basis:
  - Sales $5.7M higher
  - COGS $5.0M higher
  - Net income $0.5M higher, net of tax
  - Backlog lower by $37.1M
- Going forward impact is expected to be minimal

OVERVIEW – 2Q18 VS. 2Q17


Revenue ($ M)
$167.1
$169.7
$173.0
$184.0
1Q17
2Q17
1Q18
2Q18


Net Income ($ M) (EPS)
-$0.03
-$1.1
$1.1
$0.03
$4.2
$0.12
$3.7
$0.11
1Q17
2Q17
1Q18
2Q18

- Revenue for 2Q18 up $14.3M, or 8.4%, to $184.0M from $169.7M
  - FVS up $24.9M – higher Reach and upfit center volume
  - ER down $21.2M – prior year includes $8.3M for the timing of revenue relating to the Smeal acquisition
  - SCV up $11.7M – strength of luxury motor coach sales

- Net Income for 2Q18 rose $2.6M, or 232.7%, to $3.7M from $1.1M
- EPS increased $0.08, or 266.7%, to $0.11 from $0.03 last year.
- Gross profit margin improved 280 bps to 14.3% of sales from 11.5% of sales
  - In spite of $1M in higher commodity costs
  - Reflects higher luxury motor coach volume, ER pricing, and operational and organizational improvements across all business segments

BUSINESS UPDATE - FVS

- Last Mile Delivery – momentum continues to build
  - New major ecommerce upfit order
  - Secured manufacturing facility in northern Charleston, SC
- USPS cargo body $214M two-year contract for 2,141 vehicles
  - Successfully completed launch of Ephrata facility
  - First unit produced in mid-April and required capacity achieved mid-June
  - $80M in revenue targeted for 2018
- Major fleet orders from Frito Lay and linen company
  - Work-driven design driving sales across multiple product lines
- Refrigeration opportunities – received 96 WIV order from large national food distributor




We Deliver For You.





BUSINESS UPDATE - ER

- Achieved 4th consecutive quarter of profitability
- Continue to implement margin improvement initiatives
  - Increased aerial manufacturing capacity
  - New order-to-ship process improvements launched in Brandon, SD facility
  - Facility optimization - UST consolidated into Brandon location
  - S180 production moving to Brandon
  - Dealer consolidation underway in key locations
  - Investing in aftermarket product support – new leader



BUSINESS UPDATE - SCV

- Continues to gain share in luxury Motor Coach chassis market
- Launched new Ventana Tag 400HP chassis for Newmar 2019 model
- Launched new Reatta 39' Entegra
- New innovations include Safe Haul tow package with integrated car kit braking system





K1 360



FINANCIAL REVIEW
2ND QUARTER 2018

OVERVIEW – 2Q18 VS. 2Q17



Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$4.2
$4.9
$5.6
$8.9
2.5%
2.9%
3.2%
4.8%
1Q17
2Q17
1Q18
2Q18



Adjusted Net Income ($ M) (Adj EPS)
$1.3
$2.4
$3.3
$4.3
$0.04
$0.07
$0.09
$0.12
1Q17
2Q17
1Q18
2Q18

- Adjusted EBITDA rose $4.0M, or 79.6%, to $8.9M from $4.9M
- Adjusted EBITDA margin improved 190 basis points to 4.8% of sales compared to 2.9% of sales
  - Reflects operational and organizational improvements from all three business segments

- Adjusted net income up 82.6% to $4.3M from $2.4M
- Adjusted EPS of $0.12 versus $0.07 a year ago
- Backlog up 40.6% to $524.1M from $372.8M a year ago.

See GAAP reconciliation in Appendix

FLEET VEHICLES & SERVICES – 2Q18



FVS Revenue ($ M)
$53.9
$53.5
$59.7
$78.4
1Q17
2Q17
1Q18
2Q18



FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$6.2
$6.2
$4.6
$8.4
11.6%
11.5%
7.7%
10.7%
1Q17
2Q17
1Q18
2Q18

- Revenue up $24.9M to $78.4M from $53.5M
  - Reflects improved sales mix and higher Reach and upfit volume
- Adjusted EBITDA increased $2.2M to $8.4M from $6.2M primarily due to product mix and truck body start-up costs
- Adjusted EBITDA margin decreased 80 basis points to 10.7% of sales from 11.5%
  - Reflects $1.0 million of higher commodity costs, $0.5M start-up costs at new Ephrata, PA truck body plant and unfavorable mix
- Backlog up 138.7% to $313.4M compared to $131.3M a year ago
  - Includes $214M USPS order

EMERGENCY RESPONSE – 2Q18



ER Revenue ($ M)
$80.2
$80.8
$66.7
$59.6
1Q17
2Q17
1Q18
2Q18



ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
-1.7%
-$1.3
-0.8%
-$0.7
$1.2
1.9%
$0.2
0.3%
1Q17
2Q17
1Q18
2Q18

- Revenue down 26.2% to $59.6M from $80.8M
  - Reflects lower volume and unfavorable sales mix, timing of revenue relating to the Smeal acquisition, partially offset by improved pricing
- Adjusted EBITDA improved $0.9M to $0.2M compared to a loss of $0.7M last year
- Adjusted EBITDA margin improved 110 basis points to 0.3% of sales
  - Reflects operational and organizational improvements and improved pricing, partially reduced by lower volume
- Backlog down 18.2% to $175.6M compared to $214.8M a year ago

SPECIALTY CHASSIS & VEHICLES – 2Q18


SCV Revenue ($ M)
$33.0
$35.8
$48.2
$47.5
1Q17
2Q17
1Q18
2Q18


SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.5
4.7%
$2.8
7.7%
$3.1
6.5%
$4.4
9.2%
1Q17
2Q17
1Q18
2Q18

- Revenue up $11.7M, or 32.7%, to $47.5M from $35.8M last year
  - Luxury motor coach chassis sales up $9.0M, or 31.9% to $37.2M from $28.2M
- SCV adjusted EBITDA increased $1.6M to $4.4M from $2.8M
- Adjusted EBITDA margin improved 150 basis points to 9.2% of sales from 7.7% of sales
  - Reflects increased sales volume and improved operational and organizational performance
- Backlog up 31.5% to $35.1M compared to $26.7M a year ago
  - Luxury motor coach backlog up 29.8% compared to a year ago

BALANCE SHEET – 2Q18

Spartan Motors, Inc.
Summary Balance Sheet
(unaudited)

($000's)	Jun 30, 2018	Dec 31, 2017
Assets		
Cash	$ 21,664	$ 33,523
Accts Receivable	92,556	83,147
Contract Assets	46,418	-
Inventory	64,613	77,692
PP&E	54,630	55,177
Other Assets	49,803	51,625
Total Assets	**$ 329,684**	**$ 301,164**
Liabilities & Shareholders' Equity		
Accts Payable	$ 78,574	$ 40,643
Long-term Debt	17,896	17,925
Other Liabilities	55,580	74,327
Total Liabilities	**152,050**	**132,895**
Shareholders' Equity	177,634	168,269
Total Liabilities & Equity	**$ 329,684**	**$ 301,164**
Total Liquidity		
Cash	$ 21,664	$ 33,523
Net Borrowing Capacity	93,005	66,396
Total Liquidity	**$ 114,669**	**$ 99,919**

- Total liquidity of $114.7M at 2Q18 reflects:
  - $21.7M cash on hand
  - $93.0M of borrowing capacity
- Adequate liquidity/capacity to fund:
  - Working capital requirements
  - Pursue opportunistic acquisitions
- Contract assets of $46.4M at 2Q18
  - Represents revenue with corresponding profit recognized on products in process, but not yet invoiced to the customer as a result of adopting the new revenue recognition standard

FINANCIAL OUTLOOK - 2018

2018 Guidance			
	Low	Mid-point	High
Revenue	$790.0	$802.5	$815.0
Net income	$20.2	$21.3	$22.4
Adjusted EBITDA	$39.0	$40.5	$42.0
EPS	$0.58	$0.61	$0.64
Adjusted EPS	$0.60	$0.63	$0.66

CLOSING REMARKS

- 2Q18 operating results strong, despite significant macro-economic challenges
  - All three business segments are profitable
  - Momentum continues to build as process improvements optimize performance
- Invest in profitable growth to drive product and market share expansion, including opportunistic acquisitions
- Focused on sales growth and operational improvements
- Spartan team determined to deliver exceptional growth in sales and profitability and increasing shareholder value

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, adjusted earnings per share, forecasted adjusted EBITDA, and forecasted adjusted earnings per share, which are all non-GAAP financial measures. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. For the periods covered by this release such items include expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our operations, various items related to business acquisition and strategic planning activities, and the impact that our deferred tax asset valuation allowance that we recorded in 2015 has had on our tax expense and net income in 2017.

We present the non-GAAP measures adjusted EBITDA, adjusted net income and adjusted earnings per share because we consider them to be important supplemental measures of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer term operating trends. The presentation of adjusted net income and adjusted earnings per share enables investors to better understand our operations by removing the impact of tax adjustments, including the impact that our deferred tax asset valuation allowance that we recorded in 2015 has had on our tax expense and net income in 2017, and other items that we believe are not indicative of our longer term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of these disclosures.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. In addition, non-GAAP measures are used by management to review and analyze our operating performance and, along with other data, as internal measures for setting annual budgets and forecasts, assessing financial performance, and comparing our financial performance with our peers. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual and long-term incentive compensation for our management team.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended March 31,	
Spartan Motors, Inc.	**2018**	**2017**
Net income (loss) attributable to Spartan Motors, Inc.	$4,194	($1,098)
Add (subtract):		
Restructuring charges	20	642
Impact of acquisition on timing of chassis reverse recognition	-	1,112
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition adjustment for net working capital	(1,500)	-
Acquisition related expenses	162	672
Deferred tax asset valuation allowance	74	466
Tax effect of adjustments	315	(719)
Adjusted net income attributable to Spartan Motors, Inc.	$3,265	$1,264
Net income (loss) attributable to Spartan Motors, Inc.	$4,194	($1,098)
Add (subtract):		
Depreciation and amortization	2,452	2,325
Taxes on income	(48)	83
Interest expense	323	264
EBITDA	$6,921	$1,574
Add (subtract):		
Restructuring charges	20	642
Acquisition related expenses	162	672
Impact of acquisition adjustment for net working capital	(1,500)	-
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition on timing of chassis reverse recognition	-	1,112
Adjusted EBITDA	$5,603	$4,189
Diluted net earnings (loss) per share	$0.12	($0.03)
Add (subtract):		
Restructuring charges	-	0.02
Impact of acquisition on timing of chassis reverse recognition	-	0.03
Impact of step-up in inventory value resulting from acquisition	-	0.01
Impact of acquisition adjustment for net working capital	(0.04)	-
Acquisition related expenses	-	0.02
Deferred tax asset valuation allowance	-	0.01
Tax effect of adjustments	0.01	(0.02)
Adjusted Diluted net earnings per share	$0.09	$0.04

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,	
Spartan Motors, Inc.	**2018**	**2017**
Net income attributable to Spartan Motors, Inc.	$3,740	$1,124
Add (subtract):		
Restructuring charges	797	325
Impact of acquisition on timing of chassis revenue recognition	-	853
Impact of acquisition adjustments for net working capital and contingent liability	(695)	-
Acquisition related expenses	373	60
Recall expense	(443)	-
Long-term strategic planning expenses	718	-
Tax effect of adjustments	(178)	-
Adjusted net income attributable to Spartan Motors, Inc.	$4,314	$2,362
Net income attributable to Spartan Motors, Inc.	$3,740	$1,124
Add (subtract):		
Depreciation and amortization	2,586	2,365
Taxes on income	1,537	92
Interest expense	270	129
EBITDA	$8,133	$3,710
Add (subtract):		
Restructuring charges	797	325
Impact of acquisition on timing of chassis revenue recognition	-	853
Impact of acquisition adjustments for net working capital and contingent liability	(695)	-
Acquisition related expenses	373	60
Recall expense	(443)	-
Long-term strategic planning expenses	718	-
Adjusted EBITDA	$8,883	$4,948
Diluted net earnings per share	$0.11	$0.03
Add (subtract):		
Restructuring charges	0.02	0.01
Impact of acquisition on timing of chassis revenue recognition	-	0.03
Impact of acquisition adjustments for net working capital and contingent liability	(0.02)	-
Acquisition related expenses	0.01	-
Recall expense	(0.01)	-
Long-term strategic planning expenses	0.02	-
Tax effect of adjustments	(0.01)	-
Adjusted diluted net earnings per share	$0.12	$0.07

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

SPARTAN

Fleet Vehicles and Services Segment (Non-GAAP)
(In thousands, unaudited)

	Three Months Ended March 31,			
	2018	% of sales	2017	% of sales
Net income	$3,781	6.5%	$5,225	9.7%
Add (subtract):				
Depreciation and amortization	607		876	
Interest expense	202		38	
Earnings before interest, taxes, depreciation and amortization	$4,590	7.7%	$6,139	11.4%
Earnings before interest, taxes, depreciation and amortization	4,590	7.7%	6,139	11.4%
Restructuring	-		105	
Adjusted earnings before interest, taxes, depreciation and amortization	$4,590	7.7%	$6,244	11.6%

Emergency Response Segment (Non-GAAP)
(In thousands, unaudited)

	Three Months Ended March 31,			
	2018	% of sales	2017	% of sales
Net income (loss)	$601	0.9%	($3,589)	(4.5%)
Add (subtract):				
Depreciation and amortization	624		552	
Earnings before interest, taxes, depreciation and amortization	$1,225	1.8%	($3,037)	(3.8%)
Earnings before interest, taxes, depreciation and amortization	$1,225	1.8%	($3,037)	(3.8%)
Restructuring	17		399	
Impact of acquisition on timing of chassis revenue recognition	-		1,112	
Impact of step-up in inventory value resulting from acquisition	-		189	
Adjusted earnings before interest, taxes, depreciation and amortization	$1,242	1.9%	($1,337)	(1.7%)

Specialty Chassis and Vehicles Segment (Non-GAAP)
(In thousands, unaudited)

	Three Months Ended March 31,			
	2018	% of sales	2017	% of sales
Net income	$2,752	5.7%	$1,127	3.4%
Add (subtract):				
Depreciation and amortization	366		310	
Earnings before interest, taxes, depreciation and amortization	$3,118	6.5%	$1,437	4.4%
Earnings before interest, taxes, depreciation and amortization	3,118	6.5%	1,437	4.4%
Restructuring	3		96	
Adjusted earnings before interest, taxes, depreciation and amortization	$3,121	6.5%	$1,533	4.7%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment (Non-GAAP)
(In thousands, unaudited)

	Three Months Ended June 30,			
	2018	% of sales	2017	% of sales
Net income	$7,667	9.8%	$4,968	9.3%
Add (subtract):				
Depreciation and amortization	570		887	
Interest expense	137		12	
Earnings before interest, taxes, depreciation and amortization	$8,374	10.7%	$5,867	11.0%
Earnings before interest, taxes, depreciation and amortization	8,374	10.7%	5,867	11.0%
Restructuring	-		307	
Adjusted earnings before interest, taxes, depreciation and amortization	$8,374	10.7%	$6,174	11.5%

Emergency Response Segment (Non-GAAP)
(In thousands, unaudited)

	Three Months Ended June 30,			
	2018	% of sales	2017	% of sales
Net income (loss)	$1,879	3.2%	($2,100)	(2.6%)
Add (subtract):				
Depreciation and amortization	628		584	
Earnings before interest, taxes, depreciation and amortization	$2,507	4.2%	($1,516)	(1.9%)
Earnings before interest, taxes, depreciation and amortization	$2,507	4.2%	($1,516)	(1.9%)
Restructuring	322		11	
Impact of acquisition on timing of chassis revenue recognition	-		853	
Recall expense	(443)		-	
Impact of acquisition adjustments for net working capital and contingent liability	(2,193)		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$193	0.3%	($652)	(0.8%)

Specialty Chassis and Vehicles Segment (Non-GAAP)
(In thousands, unaudited)

	Three Months Ended June 30,			
	2018	% of sales	2017	% of sales
Net income	$4,022	8.5%	$2,502	7.0%
Add (subtract):				
Depreciation and amortization	369		263	
Earnings before interest, taxes, depreciation and amortization	$4,391	9.2%	$2,765	7.7%
Earnings before interest, taxes, depreciation and amortization	4,391	9.2%	2,765	7.7%
Adjusted earnings before interest, taxes, depreciation and amortization	$4,391	9.2%	$2,765	7.7%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast Year Ending December 31, 2018		
	Low	Mid	High
Net income	$ 20,242	$ 21,303	$ 22,363
Add:			
Depreciation and amortization	11,297	11,297	11,297
Interest expense	727	755	783
Taxes	5,909	6,320	6,732
EBITDA	$ 38,175	$ 39,675	$ 41,175
Add (subtract):			
Restructuring charges	825	825	825
Adjusted EBITDA	$ 39,000	$ 40,500	$ 42,000
Earnings per share	$ 0.58	$ 0.61	$ 0.64
Add:			
Restructuring charges	0.02	0.02	0.02
Less tax effect of adjustments	-	-	-
Adjusted earnings per share	$ 0.60	$ 0.63	$ 0.66


SPARTAN
THANK YOU